UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2019

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	WW	The Nasdaq Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2019, the Compensation and Benefits Committee of the Board of Directors of Weight Watchers International, Inc. (the “Company”) approved a one-time equity award of restricted stock units (“RSUs”) to be granted on June 14, 2019 (the “Grant Date”) to Nicholas P. Hotchkin, the Company’s Chief Financial Officer, Operating Officer, North America and President, Emerging Markets. The number of RSUs to be awarded shall be determined by dividing $300,000 by the closing price of the Company’s common stock, no par value, one week before the Grant Date on The Nasdaq Global Select Market. Such RSUs will vest one-third on each of the first, second and third anniversary of the Grant Date.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2019 annual meeting of shareholders on May 7, 2019. At this meeting, the Company’s shareholders (1) elected the persons listed below to serve as Class III directors for a term of three years expiring at the Company’s 2022 annual meeting of shareholders and until their successors have been duly elected and qualified or until the earlier of their resignation, removal, retirement, disqualification or death; (2) elected the person listed below to serve as a Class I director for a term of one year expiring at the Company’s 2020 annual meeting of shareholders and until her successor has been duly elected and qualified or until the earlier of her resignation, removal, retirement, disqualification or death; (3) elected the person listed below to serve as a Class II director for a term of two years expiring at the Company’s 2021 annual meeting of shareholders and until her successor has been duly elected and qualified or until the earlier of her resignation, removal, retirement, disqualification or death; (4) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019; and (5) approved, on an advisory basis, the Company’s named executive officer compensation. Set forth below are the voting results for these proposals.

(1)

Election of three Class III directors for a term of three years expiring at the Company’s 2022 annual meeting of shareholders and until their successors have been duly elected and qualified or until the earlier of their resignation, removal, retirement, disqualification or death:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Steven M. Altschuler, M.D.	48,290,778	1,027,826	10,891,630
Julie Bornstein	49,138,046	180,558	10,891,630
Mindy Grossman	49,030,004	288,600	10,891,630
Thilo Semmelbauer	48,853,243	465,361	10,891,630

(2)

Election of one Class I director for a term of one year expiring at the Company’s 2020 annual meeting of shareholders and until her successor has been duly elected and qualified or until the earlier of her resignation, removal, retirement, disqualification or death:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Tracey D. Brown	49,143,746	174,858	10,891,630

(3)

Election of one Class II director for a term of two years expiring at the Company’s 2021 annual meeting of shareholders and until her successor has been duly elected and qualified or until the earlier of her resignation, removal, retirement, disqualification or death:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Julie Rice	49,014,411	304,193	10,891,630

(4)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,168,041	875,179	167,014	N/A

(5)	Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,944,179	10,314,613	59,812	10,891,630

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: May 9, 2019	By:	/s/ Michael F. Colosi
	Name:	Michael F. Colosi
	Title:	General Counsel and Secretary

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